Exhibit 10.2

FIRST AMENDMENT to the CREDIT AGREEMENT, dated as of December 17, 2019 (this “Amendment”), among UGI CORPORATION, a Pennsylvania corporation (the “Borrower”), the LENDERS party hereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent.

W I T N E S S E T H :

WHEREAS, the parties hereto have entered into that certain Credit Agreement, dated as of August 1, 2019 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement”; the Existing Credit Agreement as amended by this Amendment, the “Amended Credit Agreement”), among the Borrower, the Lenders party thereto, the Administrative Agent and the other parties thereto;

WHEREAS, the parties hereto desire to amend the Existing Credit Agreement as set forth herein;

NOW, THEREFORE, the parties hereto agree as follows:

Section 1.    Amendments to the Existing Credit Agreement. With effect on and after the Amendment Effective Date, the Existing Credit Agreement is hereby amended as follows:

(a)Clause (a)(v) of the definition of “Consolidated EBITDA” now appearing in Section 1.01 of the Existing Credit Agreement is amended and restated in its entirety as follows:

“(v) cash and non-cash extraordinary, unusual or non-recurring expenses or losses incurred during such period other than in the ordinary course of business, provided that the amount of cash expenditures added back as a result of this clause (v) shall not exceed $85,000,000 for such period,”

(b)Section 5.01(a) of the Existing Credit Agreement is amended to delete the following parenthetical now appearing therein: “(or, if earlier, by the date that the Annual Report on Form 10-K of the Borrower for such fiscal year would be required to be filed under the rules and regulations of the SEC, giving effect to any extension available thereunder for the filing of such form)”.

(c)Section 5.01(b) of the Existing Credit Agreement is amended to delete the following parenthetical now appearing therein: “(or, if earlier, by the date that the Quarterly Report on Form 10-Q of the Borrower for such fiscal quarter would be required to be filed under the rules and regulations of the SEC, giving effect to any extension available thereunder for the filing of such form)”.

Section 2.    Conditions to Amendment Effective Date. This Amendment shall become effective as of the date hereof (the “Amendment Effective Date”) upon satisfaction of the following conditions precedent:

(a)the Administrative Agent shall have received, from each of the Borrower, the Administrative Agent and the Required Lenders under the Existing Credit Agreement as of the Amendment Effective Date, a counterpart of this Amendment, signed on behalf of such party; and

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(b)the Administrative Agent shall have received payment of all fees and other amounts due and payable on or prior to the Amendment Effective Date, including the Administrative Agent’s and its affiliates’ reasonable out-of-pocket expenses (including reasonable out-of-pocket fees and expenses of counsel for the Administrative Agent) in connection with this Amendment.

Section 3.    Representations and Warranties of the Borrower. The Borrower hereby represents and warrants as follows:

(a)The execution of this Amendment is within the Borrower’s organizational powers and has been duly authorized by all necessary organizational actions and, if required, actions by equity holders. This Amendment has been duly executed and delivered by the Borrower and this Amendment and the Existing Credit Agreement as modified hereby constitute legal, valid and binding obligations of the Borrower, enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b)As of the date hereof and after giving effect to the terms of this Amendment, (i) no Default or Event of Default has occurred and is continuing and (ii) the representations and warranties contained in Article III of the Existing Credit Agreement, as amended hereby, are true and correct in all material respects (except that any such representations and warranties specifically which are already qualified as to materiality or by reference to Material Adverse Effect shall be treated as correct in all respects), except to the extent such representations and warranties expressly relate to any earlier date, in which case such representations and warranties were true and correct in all material respects (except that any representation or warranty which is already qualified as to materiality or by reference to Material Adverse Effect shall be true and correct in all respects) as of such earlier date.

Section 4.    Reference to and Effect on the Credit Agreement.

(a)The execution of this Amendment is within the Borrower’s organizational powers and has been duly authorized by all necessary organizational actions and, if required, actions by equity holders. This Amendment has been duly executed and delivered by the Borrower and this Amendment and the Existing Credit Agreement as modified hereby constitute legal, valid and binding obligations of the Borrower, enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b)Except as specifically amended above, each Loan Document and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

(c)Except with respect to the subject matter hereof, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Existing Credit Agreement, the Loan Documents or any other documents, instruments and agreements executed and/or delivered in connection therewith. This Amendment shall constitute a Loan Document.

Section 5.    Governing Law. This Amendment shall be construed in accordance with and governed by the laws of the State of New York.

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Section 6.    Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

Section 7.    Counterparts. Delivery of an executed counterpart of a signature page of this Amendment by telecopy, e-mailed .pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

UGI CORPORATION, as the Borrower

By:/s/ Ted J. Jastrzebski
Name: Ted J. Jastrzebski
Title: Chief Financial Officer

JPMORGAN CHASE BANK, N.A., as a Lender and as Administrative Agent

By:/s/ Helen D. Davis
Name: Helen D. Davis
Title: Authorized Officer

HSBC BANK USA, NATIONAL ASSOCIATION,
individually, as a Lender

By:/s/ Steve Zambriczki
Name: Steve Zambriczki #22548
Title: Vice President

Name of Lender:
BANK OF AMERICA, N.A.

By:/s/ Kimberly Miller
Name: Kimberly Miller
Title: Vice President

Name of Lender:
BNP Paribas

By:/s/ Joseph Onischuk
Name: Joseph Onischuk
Title: Managing Director

By:/s/ Nicolas Anberree
Name: Nicolas Anberree
Title: Vice President

Name of Lender:
CITIZENS BANK, N.A.

By:/s/ David W. Dinella
Name: David W. Dinella
Title: Senior Vice President

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

By:/s/ William O’Daly
Name: William O’Daly
Title: Authorized Signatory

By:/s/ D. Andrew Maletta
Name: D. Andrew Maletta
Title: Authorized Signatory

PNC BANK, N.A., as a Lender

By:/s/ Alex Rolfe
Name: Alex Rolfe
Title: Vice President

Name of Lender:
Regions Bank

By:/s/ Tedrick Tarver
Name: Tedrick Tarver
Title: Director

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK

By:/s/ Francois Coussot
Name: Francois Coussot
Title: Managing Director

For any Lender requiring a second signature line:

By:/s/ Jean-Michel Fatovic
Name: Jean-Michel Fatovic
Title: Managing Director

Name of Lender:
Wells Fargo Bank, National Association

By:/s/ Patrick Engel
Name: Patrick Engel
Title: Managing Director